UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! RARE ELEMENT RESOURCES LTD. 2022 Annual and Special Meeting Vote by August 22, 2022 11:59 PM ET D88877-P75162 You invested in RARE ELEMENT RESOURCES LTD. and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual and Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 23, 2022. Get informed before you vote View the Notice, Proxy Circular and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 9, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 23, 2022 2:00 p.m., local time Smartphone users Point your camera here and vote without entering a control number Offices of General Atomics affiliates 7800 East Dorado Place 2nd Floor Conference Room Greenwood Village, Colorado 80111 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. RARE ELEMENT RESOURCES LTD. 2022 Annual and Special Meeting Vote by August 22, 2022 11:59 PM ET Board Recommends Voting Items D88878-P75162 1. Election of Directors 1a. Gerald W. Grandey For 1b. Barton S. Brundage For 1c. Nicole J. Champine For 1d. Kelli C. Kast For 1e. David I. Roberts For 1f. Randall J. Scott For 1g. Lowell A. Shonk For 2. Appointment of Independent Registered Public Accounting Firm Appoint BDO USA, LLP to serve as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company at an amount of remuneration to be fixed by the directors. For 3. Adoption and Approval of Rare Element Resources Ltd. 2022 Equity Incentive Plan Adopt and approve a new Rare Element Resources Ltd. 2022 Equity Incentive Plan, as more particularly set out in the enclosed management information and proxy circular. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.